Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Materials Pursuant to §240.14a-12

Bradley Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)

Costa Brava Partnership III L.P.
Roark, Rearden & Hamot, LLC
Roark, Rearden & Hamot Capital Management, LLC
Seth W. Hamot
Douglas E. Linton
John S. Ross

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies: N/A

	(2)	Aggregate number of securities to which transaction applies: N/A

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

	(4)	Proposed maximum aggregate value of transaction: N/A

	(5)	Total fee paid: N/A

☐	Fee paid previously with preliminary materials:

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid: N/A

	2)	Form, Schedule or Registration Statement No.: N/A

	3)	Filing Party: N/A

	4)	Date Filed: N/A

On October 17, 2006, Costa Brava Partnership III L.P. issued a press release with respect to Bradley Pharmaceuticals, Inc.  A copy of the press release is filed herewith as Exhibit 1.

COSTA BRAVA PARTNERSHIP III L.P., ROARK, REARDEN & HAMOT, LLC, ROARK, REARDEN & HAMOT CAPITAL MANAGEMENT, LLC, SETH W. HAMOT, DOUGLAS E. LINTON AND JOHN S. ROSS (COLLECTIVELY, THE “PARTICIPANTS”) FILED A DEFINITIVE PROXY STATEMENT AND ACCOMPANYING FORM OF PROXY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (“SEC”) ON SEPTEMBER 29, 2006, TO BE USED TO SOLICIT VOTES FOR THE ELECTION OF ITS SLATE OF DIRECTOR NOMINEES AND CERTAIN BUSINESS PROPOSALS FOR USE AT THE 2006 ANNUAL MEETING OF SHAREHOLDERS OF BRADLEY PHARMACEUTICALS, INC.  INFORMATION RELATING TO THE PARTICIPANTS IS SET FORTH IN THE DEFINITIVE PROXY STATEMENT FILED WITH THE SEC.

STOCKHOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

THE DEFINITIVE PROXY STATEMENT, FORM OF PROXY AND OTHER PROXY MATERIALS ARE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV.

Exhibit 1

PRESS RELEASE

Contact:
MacKenzie Partners, Inc.
Larry Dennedy: 212-929-5239

LEADING INDEPENDENT PROXY ADVISORY FIRMS RECOMMEND THAT SHAREHOLDERS OF BRADLEY PHARMACEUTICALS, INC.
VOTE THE BLUE PROXY CARD FOR COSTA BRAVA’S NOMINEES

Boston, MA – October 17, 2006 – Costa Brava Partnership III L.P. today announced that the country’s leading independent proxy advisory firms, Institutional Shareholder Services (“ISS”) and Glass Lewis and Co. (“Glass Lewis”), each recommended that shareholders of Bradley Pharmaceuticals, Inc. (“Bradley”) vote the BLUE proxy card and support Costa Brava’s nominees and proposals.

After an in-depth analysis, ISS concluded that, based on “corporate governance and compensation issues, poor stock performance prior to announcement of the proxy contest, financial transparency concerns and the potential of further board entrenchment, we recommend shareholders support two dissident nominees, namely Mr. Seth Hamot and Mr. Douglas Linton.”

ISS identified several previous board actions that were “indicative of poor board oversight.”  Glass Lewis agreed, stating that Costa Brava makes “a compelling showing of mismanagement on the part of the existing board members and provide a realistic plan for improvement.”  Glass Lewis further noted, “we are troubled by the litany of regulatory and legal issues that have surfaced over the past two years.  In our opinion, these problems were exacerbated by a lack of independent oversight given the two-tiered structure of the board.”

Glass Lewis gave Bradley a grade of “F” in the area of executive compensation, stating that “Bradley’s executives have been highly compensated while shareholders have suffered,” and noting that, in 2005, “the Company paid more than its peers but performed worse than its peers.”  ISS shared these concerns, noting the “significant salary increases” awarded to key executives including Daniel Glassman and his son Bradley Glassman and concluded, “[W]e find it difficult to justify the salary increases, especially during a period when there were no SEC filings regarding the company’s financial performance.”

Both firms agree that the nominees put forth by Costa Brava will help remedy the poor board oversight that has plagued Bradley.  ISS stated, “[W]e believe that Mr. Seth Hamot and Mr. Douglas Linton would better represent shareholder interest,” while Glass Lewis determined “the new Costa Brava directors will hold management accountable for its stated initiatives to strengthen its internal controls and enhance shareholder value. . . .  In our opinion, such accountability has been lacking from the Bradley board of directors.”

Commenting on the ISS and Glass Lewis recommendations, Seth Hamot stated, “We are gratified that these two leading independent firms recognized the positive impact our nominees can have in giving a voice to ALL shareholders.  We expect to remain shareholders in Bradley Pharmaceuticals for the long term and, if elected, we fully intend to work with our fellow board members to improve Bradley’s corporate governance, tighten financial controls, lower product returns and maximize value for all shareholders.  Hundreds of major institutional investment funds, mutual funds, and fiduciaries throughout the world rely on ISS and Glass Lewis for their recommendations.  We welcome their support.”

Costa Brava also noted that it is pleased that both ISS and Glass Lewis recommended that Bradley shareholders vote FOR Costa Brava’s other proposals, including the separation of the roles of Chair and CEO, adoption of a single class of common stock with equal voting rights, and reimbursement of Costa Brava’s proxy solicitation expenses.

Bradley shareholders are reminded that their vote is extremely important, no matter how many or how few shares they own.  Because the annual meeting is only days away, we urge Bradley shareholders to vote their shares today by phone [or internet] by following the instructions on the enclosed BLUE proxy card.  Only the latest proxy counts, so even if shareholders have already sent in a proxy to Bradley, they have every right to change their vote and support Costa Brava’s nominees with the BLUE proxy card.  We urge all shareholders to exercise their right to vote and vote the BLUE proxy today.

* * * * * * *

Shareholders who have questions about Costa Brava’s campaign are encouraged to call MacKenzie Partners, Inc., Toll-Free at 800-322-2885 or 212-929-5500 (call collect) or they may email questions to savebradley@mackenziepartners.com.

*Permission to use quotations from the ISS report and the Glass Lewis report was neither sought nor obtained.

COSTA BRAVA PARTNERSHIP III L.P., ROARK, REARDEN & HAMOT, LLC, ROARK, REARDEN & HAMOT CAPITAL MANAGEMENT, LLC, SETH W. HAMOT, DOUGLAS E. LINTON AND JOHN S. ROSS (COLLECTIVELY, THE “PARTICIPANTS”) FILED A DEFINITIVE PROXY STATEMENT AND ACCOMPANYING FORM OF PROXY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (“SEC”) ON SEPTEMBER 29, 2006, TO BE USED TO SOLICIT VOTES FOR THE ELECTION OF ITS SLATE OF DIRECTOR NOMINEES AND CERTAIN BUSINESS PROPOSALS FOR USE AT THE 2006 ANNUAL MEETING OF STOCKHOLDERS OF BRADLEY PHARMACEUTICALS, INC.  INFORMATION RELATING TO THE PARTICIPANTS IS SET FORTH IN THE DEFINITIVE PROXY STATEMENT FILED WITH THE SEC.

STOCKHOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

THE DEFINITIVE PROXY STATEMENT, FORM OF PROXY AND OTHER PROXY MATERIALS ARE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV.